UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2014

Commission file number: 001-13337

STONERIDGE, INC.

(Exact name of registrant as specified in its charter)

Ohio	34-1598949
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

9400 East Market Street, Warren, Ohio	44484
(Address of principal executive offices)	(Zip Code)

9400 East Market Street, Warren, Ohio 44484

(Address of principal executive offices) (Zip Code)

(330) 856-2443

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On May 8, 2014, Stoneridge, Inc. (the “Company”) issued a press release announcing its results for the first quarter ended March 31, 2014.  A copy of the press release is attached hereto as Exhibit 99.1. On May 8, 2014, members of the Company’s management held a first quarter 2014 earnings conference call discussing financial results and the presentation furnished herewith as Exhibit 99.2, accompanied management’s comments.

ITEM 7.01 Regulation FD Disclosure.

The information set forth in Item 2.02 above is hereby incorporated herein by reference.

The information in this report, including the press release and presentation furnished as Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.

ITEM 9.01 Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description

99.1	Press release dated May 8, 2014, announcing results for the first quarter ended March 31, 2014.

99.2	First quarter 2014 conference call presentation dated May 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: May 8, 2014	/s/ George E. Strickler
George E. Strickler, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Exhibit Index

99.1	Press release dated May 8, 2014, announcing results for the first quarter ended March 31, 2014.

99.2	First quarter 2014 conference call presentation dated May 8, 2014.